Dated November 25, 2003

                                  PROSPECTUS

                          ASA HEDGED EQUITY FUND LLC
                          ASA DEBT ARBITRAGE FUND LLC
                      ASA MARKET NEUTRAL EQUITY FUND LLC
                         ASA MANAGED FUTURES FUND LLC


                      Limited Liability Company Interests
                           -------------------------

          Each of ASA Hedged Equity Fund LLC, ASA Debt Arbitrage Fund LLC, ASA Market Neutral Equity Fund LLC and ASA Managed Futures Fund LLC is an Illinois limited liability company (each a "Company" and together the "Companies") registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Companies each seek to achieve capital appreciation while maintaining low correlation between each other to provide diversification opportunities for risk control.

          This Prospectus applies to the offering of units of limited liability company interest ("Interests") of the Companies. The Interests will be offered during an initial public offering period at the offering price, which is the net asset value, plus any applicable sales charge, if any, and in a continuous offering thereafter at net asset value, plus any applicable sales charge, if any, as described herein. Each Company has registered $50,000,000 of Interests for sale under the registration statement to which this Prospectus relates. No person who is admitted as a member of any Company (each an "Investor") will have the right to require such Company to redeem any Interests.

                                                 (continued on following page)

                           -------------------------

If you purchase Interests of any Company, you will become bound by the terms and conditions of the operating agreement (each an "Operating Agreement") of such Company. A copy of the Operating Agreement of each Company is attached as Appendix B to this prospectus. Investments in the Companies may be made only by "Eligible Investors" as described herein. See "Eligible Investors."

The Interests will not be listed on any securities exchange and it is not anticipated that a secondary market for the Interests will develop. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the applicable Operating Agreement. Although the Companies may offer to repurchase Interests from time to time, Interests will not be redeemable at an Investor's option nor will they be exchangeable for Interests or shares of any other Company. As a result, an investor may not be able to sell or otherwise liquidate his or her interests. See "Repurchases of Interests and Transfers." The Interests are appropriate only for those Investors who can tolerate a high degree of risk and do not require a liquid investment.

                           -------------------------

          Investing in a company's interests involves a high degree of risk. See "Types of Investments and Related Risks" beginning on page 21.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           -------------------------


                       Total Offering of     Total Offering of ASA    Total Offering of ASA    Total Offering of ASA
                       ASA Hedged Equity        Debt Arbitrage        Market Neutral Equity    Managed Futures Fund
                           Fund LLC               Fund LLC                  Fund LLC                    LLC
                     ---------------------- ------------------------ ------------------------ ------------------------
Amount                    $50,000,000             $50,000,000              $50,000,000              $50,000,000

Sales Load                   None                    None                     None                     None

Proceeds                  $50,000,000             $50,000,000              $50,000,000              $50,000,000


PFPC Distributors, Inc. (the "Distributor") acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered through the Distributor and other brokers, dealers and certain financial institutions that have entered into selling agreements with the Distributor ("Selling Agents"). Interests will be sold only to Investors meeting all qualifications for investment in each Company. See "Distribution Arrangements." The Distributor expects to deliver Interests purchased in the initial offering on or about January 1, 2004, or such earlier or later date as the Distributor may determine. (See "Distribution Arrangements.")

                           -------------------------

                         Aspen Strategic Alliance LLC

          This Prospectus concisely provides information that a prospective investor should know about a Company before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about each Company, including a statement of additional information ("SAI") dated November 25, 2003, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Company at the address above or by calling (866) 277-3619. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 50 of this Prospectus. The SAI, and other information about each Company, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

          You should rely only on the information contained in this Prospectus. The Companies have not authorized anyone to provide you with different information. The Companies are not making an offer of Interests in any state or other jurisdiction where the offer is not permitted.

          An investment in a Company should be considered speculative and you should invest in a Company only if you can sustain a complete loss of your investment. No guarantee or representation is made that the investment program of any Company will be successful or that any Company will achieve its investment objective.

               THE REST OF THE PAGE IS INTENTIONALLY LEFT BLANK.

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----


SUMMARY OF THE OFFERING.....................................................1

SUMMARY OF EXPENSES OF ASA HEDGED EQUITY FUND LLC..........................12

SUMMARY OF EXPENSES OF ASA DEBT ARBITRAGE FUND LLC.........................13

SUMMARY OF EXPENSES OF ASA MARKET NEUTRAL EQUITY FUND LLC..................14

SUMMARY OF EXPENSES OF ASA MANAGED FUTURES FUND LLC........................16

THE COMPANIES..............................................................17

USE OF PROCEEDS............................................................17

STRUCTURE..................................................................17

INVESTMENT PROGRAM.........................................................18

     Investment Objective..................................................18
     Investment Process....................................................18
     Investment Strategy...................................................19

TYPES OF INVESTMENTS AND RELATED RISKS.....................................21

     General...............................................................21
     Primary Investment Related Risks......................................21
     Risks of Fund-of-Hedge Funds Structure................................28

MANAGEMENT OF THE COMPANIES................................................30

     Board Of Directors....................................................30
     Advisory Arrangements.................................................30
     The Portfolio Account Manager.........................................31
     Administrative Services...............................................32
     Custodian.............................................................32

CONFLICTS OF INTEREST......................................................32

     The Adviser...........................................................32
     The Sub-Adviser.......................................................33
     Participation In Investment Opportunities.............................33
     Other Matters.........................................................34

DISTRIBUTION ARRANGEMENTS..................................................35

     General...............................................................35
     Eligible Investors....................................................36
     Purchase Fees.........................................................36

REPURCHASES OF INTERESTS AND TRANSFERS.....................................37

     No Right Of Redemption................................................37
     Repurchases Of Interests..............................................37
     Repurchase Procedures.................................................38
     Mandatory Redemption By Each Company..................................40
     Transfers of Interests................................................40

CALCULATION OF NET ASSET VALUE.............................................41

CAPITAL ACCOUNTS...........................................................43

     General...............................................................43
     Allocation Of Net Profits And Losses..................................44
     Allocation Of Special Items...........................................44
     Reserves..............................................................45
     Voting................................................................45

BROKERAGE..................................................................45

TAX TREATMENT..............................................................46

ACCOUNTANTS AND LEGAL COUNSEL..............................................47

SUMMARY OF LLC AGREEMENTS..................................................47

     Liability Of Investors................................................48
     Duty Of Care..........................................................48
     Power Of Attorney.....................................................48
     Term, Dissolution And Liquidation.....................................48

FISCAL YEAR................................................................49

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION...............50

APPENDIX A - Investor Eligibility Certification...........................A-1

APPENDIX B - Form of Operating Agreement..................................B-1

                            SUMMARY OF THE OFFERING

The             Each of ASA Hedged Equity Fund LLC, ASA Debt Arbitrage Fund
Companies       LLC, ASA Market Neutral Equity Fund LLC and ASA Managed
                Futures Fund LLC is an Illinois limited liability company
                (each a "Company" and together the "Companies") registered under the Investment Company Act of 1940, as amended (the
                "1940 Act"), as a closed-end, non-diversified, management investment company.

                The investment adviser of each Company is Aspen Strategic Alliance LLC, a registered investment adviser (the "Adviser"). As described further below, the Adviser has enlisted Guidance Capital LLC, a registered investment adviser (the
                "Sub-Adviser"), to serve as sub-adviser to each of the Companies.

Investment      The Companies each seek to achieve capital appreciation,
Program         while maintaining low correlation between each other to
                provide diversification opportunities for risk control. The
                Companies deploy assets within four different investment strategies, among selected groups of asset managers who may be managers of funds (in which case the Companies will invest in such funds) or who may manage accounts for the Companies (each a "Portfolio Manager" and together "Portfolio Managers").
                Portfolio Managers generally conduct their investment programs through unregistered investment vehicles that have investors, other than a Company (collectively, the "Investment Funds").

                ASA Hedged Equity Fund LLC seeks to achieve long-term capital appreciation by investing with Portfolio Managers who invest primarily in equity securities, and employ short selling to enhance returns from stock selection, profit from market trends, and mitigate the risk arising from market declines.

                ASA Debt Arbitrage Fund LLC seeks to achieve consistent capital appreciation through investing with Portfolio Managers utilizing convertible arbitrage and fixed-income arbitrage to take advantage of pricing inefficiencies.

                ASA Market Neutral Equity Fund LLC seeks to achieve consistent capital appreciation through investing with Portfolio Managers who employ balanced long/short equity strategies to achieve returns from stock selection while shielding against movements of the broad market.

                ASA Managed Futures Fund LLC seeks to achieve capital appreciation through investing with Portfolio Managers who trade diversified portfolios of futures in the United States and foreign markets, in an effort to capture passive risk premiums, and actively profit from anticipated trends in market prices.

                It will be the responsibility of the Adviser (or a person or entity designated by the Adviser) to research and select the Portfolio Managers for each Company, to satisfy itself as to the suitability of the terms and conditions of the funds they manage or, where relevant, to negotiate the respective portfolio management agreements, and to allocate and reallocate the assets of each Company among Portfolio Managers. The Adviser will make its allocation decisions for each Company based on its view of the optimal mix of investment sectors and styles.

                Each Company currently intends to invest its assets primarily in Investment Funds. Each Company also may invest its assets directly pursuant to investment management agreements, granting the Portfolio Managers discretionary investment authority on a managed account basis. (Any arrangement in which a Company retains a Portfolio Manager to manage a separate account is referred to as a "Portfolio Account"). Some of the investments may be made through one or more investment entities for which the Adviser, the Sub-Adviser or an associated person of either may serve as the general partner, managing member, sponsor or manager.

                Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used. Each Portfolio Manager may use various investment techniques for hedging and non-hedging purposes. Portfolio Managers may sell securities short in an effort to profit from anticipated declines in prices of securities and to seek to limit exposure to a possible market decline. Portfolio Managers also may purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Prospectus, and may, from time to time, maintain significant cash positions. The use of these techniques may be an integral part of a Portfolio Manager's investment program, and involves certain risks. Each Portfolio Manager may use leverage and may invest in illiquid and restricted securities, which also entails risk. See "Types of Investments and Related Risk Factors."

                For purposes of each Company's investment restrictions and the investment limitations under the 1940 Act, each Company will look through the Portfolio Accounts managed by the Portfolio Managers to their underlying securities. Other Investment Funds in which the Company invests, however, are not subject to the Company's investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act. Each Company may invest in high quality fixed income securities and money market instruments or may hold cash or cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Interests or for other purposes.

Board of        Each Company's Board of Directors has overall responsibility
Directors       for monitoring and overseeing that Company's investment
                program and its management and operations. The Board of Directors will carry out its oversight obligations as may be required by the 1940 Act, state law or other applicable laws or regulations. As used herein, the term "Director" is synonymous with the term "manager" within the meaning of the Illinois Limited Liability Company Act. Each Investor will be deemed to have voted for the election of each initial
                Director. Any vacancy on the Board of Directors may be filled by the remaining Directors, except to the extent the 1940 Act requires the election of Directors by the Investors. A majority of the Directors are not "interested persons" (as defined by the 1940 Act) of the Company, the Adviser or the Sub-Adviser. See "Management of the Companies-- The Board of
                Directors" and "--Voting."

The Adviser     The Adviser has been registered as an investment adviser under the Advisers Act since July 11, 2003. As of August 31, 2003, the Adviser and its affiliates managed in excess of $55 million of client assets.

                Pursuant to an investment advisory agreement with each Company (each, an "Investment Management Agreement"), the Adviser is responsible for developing, implementing and supervising each Company's investment program and providing day-to-day management services, as well as various administrative services, to each Company. The Adviser is authorized, subject to the approval of the Board and Investors, to retain a sub-adviser to provide any or all of the investment advisory services required to be provided by the Adviser to each Company or to assist in providing these services.

                In consideration of services provided by the Adviser, each Company pays the Adviser a fee (the "Investment Management Fee") computed and paid monthly in arrears at the annual rate of 1.50% of the aggregate value of outstanding Interests of that Company determined as of the last business day of each month.

The Sub-        Guidance Capital LLC (the "Sub-Adviser") has been retained
Adviser         by the Adviser to serve as a sub-adviser to each Company.
                The Sub-Adviser assists with the selection of Portfolio
                Managers for each of the Companies, and may make allocation recommendations for those Companies, subject to the general supervision of the Adviser. The Sub-Adviser is registered as an investment adviser under the Advisers Act. As of August 31, 2003, the Sub-Adviser managed in excess of $225 million of client assets. As compensation for the services provided by the Sub-Adviser, the Adviser pays the Sub-Adviser an annual fee equal to 0.75% of the aggregate month-end value of outstanding Interests of each Company sub-advised by the Sub-Adviser. The fee paid to the Sub-Adviser is paid in arrears on a monthly basis out of the Investment Management
                Fee received by the Adviser, and is not an expense of any Company. See "Management of the Companies--Advisory
                Arrangements."

The Portfolio   Pursuant to a separate agreement with ASA Market Neutral
Account         Equity Fund LLC, QED CapitalWorks LLC, an affiliate of the
Manager         Adviser ("QED"), will manage a Portfolio Account for that
                Company (the "QED Portfolio Account"). Subject to the approval of the Board of Directors, the Adviser will allocate less than 25% of the Company's assets to the QED Portfolio Account.

                QED is registered under the Advisers Act. As of August 31, 2003 QED and its affiliates managed in excess of $55 million of client assets. For its services, QED will receive an annual management fee of 1.7% of the aggregate value of the outstanding Interests of ASA Market Neutral Equity Fund LLC managed by QED in the QED Portfolio Account, calculated as of the last business day of each month and paid monthly in arrears, and a quarterly incentive allocation of 15% of the net profits earned by the QED Portfolio Account.

Administrator   Each Company has retained Aspen Strategic Alliance LLC (the
                "Administrator") to serve as its primary administrator and to provide certain administration, accounting, transfer agency and investor services. Fees payable to the Administrator for these services and reimbursement for the Administrator's out-of-pocket expenses will be paid by each Company. The
                Administrator has contracted with PFPC Inc to provide certain sub-administration, accounting and investor services. See
                "Management of the Companies-- Administrative Services."

Custodian       Each Company has retained PFPC Trust Company ("PFPC Trust") to provide certain custodial services for that Company. In addition, ASA Market Neutral Equity Fund LLC has retained
                Custodial Trust Company ("Custodial Trust", and together with
                PFPC Trust, the "Custodians") to custody the assets of the QED
                Portfolio Account. Fees payable to the Custodians for these services and reimbursement for each Custodian's out-of-pocket expenses will be paid by each Company. See "Management of the Companies -- Custodians."

The Offering    Each Company is offering $50,000,000 of Interests through PFPC
                Distributors, Inc. (the "Distributor"), and through brokers, dealers and certain financial institutions, that have entered into selling agreements with the Distributor ("Selling
                Agents"). See "Distribution Arrangements." It is expected that the initial offering of Interests will close on January 1, 2004. The Board of Directors, however, in its sole discretion, may postpone the closing date for up to 90 days. Thereafter, the Board may accept initial and additional subscriptions for Interests as of the first day of each month, or at such other times as may be determined by the Board.

               The minimum initial investment in a Company by an Investor is $25,000, with additional investments made in increments of $1,000. Subsequent investments must be at least $1,000. The Distributor may reduce the minimum investment in a Company for an Investor with substantial assets under management with the Adviser.

Initial         The organizational and initial offering costs of each Company
Offering        are being borne voluntarily by the Adviser, and no Company
Expenses        will be responsible for such expenses.

Investor        Interests are being offered only to investors who represent
Qualifications  that they are individuals or companies (other than investment companies) that have a net worth (or, in the case of individuals, a joint net worth with their spouse) immediately prior to the time of purchase in excess of $1.5 million or that they meet certain other qualification requirements.
                Existing Investors who purchase additional Interests will be required to meet the Fund's eligibility criteria at the time of the additional purchase. Any transferee of Interests must satisfy the Fund's eligibility criteria at the time of transfer. See "Repurchases of Interests and Transfers --
                Transfers of Interests."

                Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, each as defined in the Internal Revenue Code of 1986, as amended.

                An Investment In Each Company Involves Substantial Risks.

                It is possible that an investor may lose some or all of its investment. Before making an investment decision, an investor should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance and liquidity needs.

Investor        Each Company pays a quarterly fee to the Distributor to
Servicing Fee   reimburse it for payments made to selling agents and/or
                certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in each Company that are their customers ("Investor
                Service Providers"). This fee will be in an amount, with respect to each Investor

                Service Provider, not to exceed the lesser of: (i) 0.60% (on an annualized basis) of the aggregate value of outstanding Interests held by Investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Interests); or
                (ii) the Distributor's actual payments to the Investor Service Provider. Investors should be aware that certain Investor Service Providers may not provide services, and should consult their Investor Service Provider to find out what services, if any, will be provided. See "Investor Servicing Arrangements."

Limited         Each Company is a closed-end management investment company.
Liquidity       Closed-end funds differ from open-end management investment
and Transfer    companies (commonly known as mutual funds) in that investors
Restrictions    in a closed-end fund, such as a Company, do not have the right to redeem their shares or interests on a daily basis. Thus, Investors do not have the right to require a Company to redeem
                Interests.

                In addition, there is no public market for Interests and none is expected to develop. With very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by a Company, as described below. If an Investor attempts to transfer its Interest in violation of the relevant Operating Agreement, the transfer will not be permitted and will be void. An investment in a Company is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

Repurchases of  Each Company may, from time to time, offer to repurchase
Interests       outstanding pursuant to Interests written tenders by Investors.
                Repurchase offers will be made at such times and on such terms as may be determined by the Board of each Company in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests. The Adviser expects that it will recommend to each Board that each Company offer to repurchase Interests as of March 31, 2004, and thereafter, twice each year, as of September 30 and March 31.
                Investors who tender their entire interest will be paid 95% of the estimated value of those Interests, with the balance paid approximately 60 days after the fiscal year-end audit.
                Payments for repurchase requests will be made within 5 days of the request in the form of a promissory note which entitles the holder to the value of his interest within twenty days of the note.

                If a repurchase offer is oversubscribed by Investors who tender Interests, each Company will repurchase only a pro rata portion of the Interest tendered by each Investor. In addition, an Investor who tenders for repurchase only a portion of an Interest will be required to maintain a minimum capital account balance of $5,000. Each Company has the right to reduce the portion of an Interest to be repurchased from an Investor so that the required minimum capital account balance is maintained.

                Each Company may redeem all or part of an Interest if, among other reasons, ownership of an Interest by an Investor would cause such Company, the Adviser or Sub-Adviser to be in violation of the securities, commodities or other laws of the U.S. or any other relevant jurisdiction. See "Repurchases of Interests and Transfers--No Right of Redemption," "--Repurchases of Interests" and "--Mandatory Redemption by Each Company."

Taxation Counsel to each Company has rendered an opinion that each Company will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to each Company has also rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, each Company will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, each Company should not be subject to Federal income tax, and each Investor will be required to report on its own annual tax return such Investor's distributive share of each Company's taxable income or loss.

                If it were determined that a Company should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to that Company or otherwise), the taxable income of that Company would be subject to corporate income tax and any distributions of profits from that Company would be treated as dividends. See "Tax Treatment."

ERISA Plans     Because each Company and the Investment Funds may use leverage,
And Other       investors subject to the  Employee Retirement Income Security
Tax-Exempt      Act of 1974, as amended ("ERISA") and other tax-exempt
Entities        investors may incur income tax liability to the extent a
                Company's transactions are treated as giving rise to unrelated business taxable income. The Companies are not designed for investment by charitable remainder trusts and, therefore, such trusts may not purchase Interests. See "Tax Treatment."

Types of        An investment in a Company involves significant risks. The
Investments     following principal investment risks should be carefully
and Related     evaluated before making an investment in any of the Companies:
Risks

                     Achievement of the Companies' Investment Goal and
                Objective. No assurance can be given that any Company will achieve its goal of providing investors with the investment benefits of a variety of money managers while seeking to lessen the risks associated with any one money manager. In addition, no assurance can be given that any Company will achieve its investment objective of long-term growth of capital with reduced volatility.

                     General Trading Risks. Substantial risks, including market risks, are involved in trading in U.S. and foreign government securities, corporate securities, commodity and financial futures, options and the various other financial instruments and investments in which the Portfolio Managers will trade. Substantial risks are also involved in borrowing and lending against such investments. The prices of these investments are volatile, market movements are difficult to predict and financing sources and related interest and exchange rates are subject to rapid change. One or more markets in which the Portfolio Managers will trade may move against the positions held by them, thereby causing substantial losses.

                     Leverage; Short Sales; Options. The Portfolio Managers to
                which a Company allocates its funds may employ leverage, may engage in the "short selling" of securities and may write or purchase options. While the use of borrowed funds and "short sales" can substantially improve the return on invested capital, their use may also increase any adverse impact to which the investments of such Company may be subject. Selling securities short, while often used to hedge investments, does run the risk of losing an amount greater than the initial investment in a relatively short period of time. A short sale involves the risk of a theoretically unlimited increase in the market price of the particular investment sold short, which could result in an inability to cover the short position and a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase. The writing or purchasing of an option also runs the risk of losing the entire investment or of causing significant losses to a Company in a relatively short period of time.

                     Illiquidity. Because of the limitation on withdrawal
                rights and the fact that limited liability company interests are not tradable, and furthermore, due to the fact that a Company may invest with Portfolio Managers who do not permit frequent withdrawals, an investment in a Company is a relatively illiquid investment and involves a high degree of risk.

                     The Adviser may invest in investment partnerships or other investment entities that may not allow withdrawals or redemptions for significant periods of time, especially if such investments are in illiquid instruments.

                     A subscription for limited liability company interests
                should be considered only by persons financially able to maintain their investment and who can afford a substantial loss of their investment.

                     Futures. Futures prices are highly volatile, with price
                movements being influenced by a multitude of factors such as supply and demand relationships, government trade, fiscal, monetary and exchange control policies, political and economic events and emotions in the marketplace. Futures trading is also highly leveraged. Further, futures trading may be illiquid as a result of daily limits on movements of prices. Finally, a Company's futures trading could be adversely affected by speculative position limits. ASA Hedged Equity Fund LLC and ASA Market Neutral Equity Fund

                LLC may only use futures for hedging purposes.

                     Fixed-Income Securities. Portfolio Managers may invest in
                fixed-income securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). See "Types of Investments and Related Risks--Fixed Income Securities."

                     High Yield Securities. The Portfolio Managers retained by
                a Company may invest in "high yield" bonds and preferred securities that are rated below investment grade by the established rating services (Ba or lower by Moody's Investors, Service, Inc. ("Moody's"), BB or lower by Standard & Poor's Rating Services ("Standard & Poor's") or BB or lower by Fitch, Inc. ("Fitch") or, if unrated, are considered by the Portfolio Manager to be of comparable quality. Such securities involve a greater risk of default than higher rated instruments. See "Types of Investments and Related Risks--High Yield Securities."

                     Distressed Securities. The Portfolio Managers retained by
                a Company may also invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or experiencing other financial difficulties at the time of acquisition by an Investment Fund, or are rated in the lowest rating categories (Ca or lower by Moody's, CC or lower by Standard & Poor's or BB or lower by Fitch or, if unrated, are considered by the Portfolio Manager to be of comparable quality). The performance of investments in distressed securities may be adversely affected to a greater extent by specific economic developments affecting an issuer, or by a general economic downturn, than investment in securities of issuers not facing such difficulties. See "Types of Investments and Related Risks--Distressed Securities."

                     Convertible Securities. Portfolio Managers may invest in
                convertible securities, which are subject to the risks inherent both in debt and equity investments, including adverse fluctuations in stock prices, and bankruptcy or default of the issuer. Portfolio Managers may hedge the risks inherent in the purchase of convertible securities through a combination of a short sale of the underlying common stock, the sale of straight debt of the issuer, the purchase or sale of options on common stock, the short sale of treasury bonds or treasury options and/or the use of futures. In addition, a hedged portfolio will be leveraged with debt provided by brokers.

                     Each Portfolio Manager's hedging strategies may be
                intended to reduce such risks, but there can be no assurance that it will be successful in doing so. These hedging strategies have inherent risks of their own and may not perform as anticipated. Also, the risks inherent in each Company's portfolio will be magnified through the use of leverage.

                     Small Cap Stocks. At any given time, a Company may have
                significant investments in smaller-to medium-sized companies of a less seasoned nature whose securities are traded in the over-the-counter market. These "secondary" securities often involve significantly greater risks than the securities of larger, better-known companies. See "Types Of Investments And Related Risks--Small Cap Stocks."

                In addition, each Company is subject to the following additional risks by nature of its status as a registered fund of hedge funds:

                     Non-Diversification. Each Company is classified as
                "non-diversified" under the 1940 Act, and it is possible that several Portfolio Managers in any Company may take substantial positions in the same security or group of securities at the same time. This lack of diversification may subject the investments of such Company to more rapid change in value than would be the case if the assets of the Company were more widely diversified.

                     Concentration. Investment Funds may, in some cases,
                concentrate their investments in a single industry or group of related industries, which can increase the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

                     Activities of Portfolio Managers. The Adviser will have no control over the day-to-day operations of any of the selected Portfolio Managers. As a result, there can be no assurance that every Portfolio Manager engaged by a Company will invest on the basis expected by the Adviser.

                     Lack of Operating History. Each Company is a newly formed
                entity that does not have any operating history that investors can use to evaluate its investment performance. Further, some of the Portfolio Managers with whom a Company may invest have limited track records. Although the principals of the Adviser have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, a Company's investment program should be evaluated on the basis that there can be no assurance that the Adviser's assessments of Portfolio Managers, and in turn its assessments of the short-term or long-term prospects of investments, will prove accurate.

                     Unrelated Business Taxable Income for Certain Tax-Exempt
                Investors. Pension and profit-sharing plans, Keogh plans, individual retirement accounts and other tax-exempt investors may realize "unrelated business taxable income" as a result of an investment in a Company since such Company may allocate funds to Portfolio Managers who employ leverage or margin. See "Tax Treatment." Any tax-exempt investor should consult its own tax advisor with respect to the effect of an investment in a Company on its own tax situation.

                     Conflicts of Interest. The Adviser and its members,
                officers, affiliates and/or employees may have other clients, establish other client relationships (including funds and managed accounts) and give advice or take action with respect to such other clients that differs from the advice given with respect to a Company, as well as trade for their own accounts. Similarly, the Portfolio Managers may serve as investment managers for other clients and invest for their own accounts, and such other clients may have investments in the same or similar securities or use the same or similar strategies as a Company. As a result of the foregoing, the Adviser and the Portfolio Managers (and their respective principals, officers, affiliates and employees) may have conflicts of interest in allocating their time and activity between the Companies and other clients and in allocating investments among the Companies and other clients, including ones in which the Adviser or the Portfolio Managers (and their respective affiliates) may have a greater financial interest.

                     The Adviser is under common control with QED, which will
                manage a Portfolio Account for ASA Market Neutral Equity Fund L.L.C. QED will earn both a management fee and an incentive allocation with respect to the Portfolio Account. A conflict of interest exists in that the Adviser has an incentive to allocate assets to QED since it will indirectly benefit from the fees earned by QED. See "Conflicts of Interest."

                     Although all the risks considered by each Company to be
                principal and certain additional risks of investing in a Company have been described above, the foregoing list does not purport to be a complete explanation of the risks involved in this offering. Prospective Investors should read the entire prospectus before determining to invest in any of the Companies.

               SUMMARY OF EXPENSES OF ASA HEDGED EQUITY FUND LLC

          The following table illustrates the expenses and fees that ASA Hedged Equity Fund LLC expects to incur and that investors can expect to bear.



Investor Transaction Expenses
    Maximum Sales Load (as a percentage of offering price)..............................     None (1)

Annual Expenses (as a percentage of net assets attributable to Interests)
    Investment Management Fee............................................................    1.50%

    Investor Servicing Fee...............................................................    0.20% (2)

    Other Expenses.......................................................................    0.73% (3)

    Total Annual Expenses................................................................    2.43 %


(1) Although the Company does not charge a sales load, certain Investors who purchase Interests through a financial advisor may be charged a purchase fee of up to 3% by that financial advisor.

(2) The Company shall pay a quarterly fee to the Distributor to reimburse it for payments made to certain investor service providers in an amount with respect to each Investor Service Provider, not to exceed the lesser of 0.60% (on an annualized basis) of the aggregate value of the outstanding Interests held by Investors that receive services from the Investor Service Provider; or (ii) the Distributor's actual payments to the Investor Service Provider. It is estimated that this will amount to 0.20%.

(3) Reflects all expected ordinary operating expenses other than the Investment Management Fee. The Adviser will be responsible for the organizational and initial offering costs of the Company. See "Management of the Companies -- Fees and Expenses."

          The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors in ASA Hedged Equity Fund LLC will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming net assets of $50 million. For a more complete description of the various costs and expenses of the Company, see "Management of the Companies -- Fees and Expenses." In addition to the costs and expenses that investors in ASA Hedged Equity Fund LLC will bear directly or indirectly, ASA Hedged Equity Fund LLC will bear costs and expenses as an investor in Investment Funds, and will also bear costs and expenses in connection with the maintenance of Portfolio Accounts, which are not reflected in the table and will reduce ASA Hedged Equity Fund LLC's investment returns. For instance, Investment Funds will charge an investment management fee ranging up to 2% of net assets held in the Investment Fund, plus an incentive fee ranging from 10% to 25% of net profits earned by the Investment Fund.


                                                                         EXAMPLE 1

                                              1 YEAR          3 YEARS          5 YEARS               10 YEARS
                                            ----------      -----------      -----------            ----------
An investor would pay the following             $26             $78              $134                  $285
expenses on a $1,000 investment,
assuming a 5% annual return:

                                                                         EXAMPLE 2

                                              1 YEAR          3 YEARS          5 YEARS               10 YEARS
                                            ----------      -----------      -----------            ----------
An investor would pay the following            $638           $1,961            $3,349                $7,129
expenses on a $25,000 investment,
assuming a 5% annual return:



THE EXAMPLES ABOVE ARE BASED ON THE FEES AND EXPENSES SET FORTH ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

              SUMMARY OF EXPENSES OF ASA DEBT ARBITRAGE FUND LLC

          The following table illustrates the expenses and fees that ASA Debt Arbitrage Fund LLC expects to incur and that investors can expect to bear.


Investor Transaction Expenses
    Maximum Sales Load (as a percentage of offering price)..............................     None (1)

Annual Expenses (as a percentage of net assets attributable to Interests)
    Investment Management Fee...........................................................     1.50%

    Investor Servicing Fee..............................................................     0.20% (2)

    Other Expenses......................................................................     0.73% (3)

    Total Annual Expenses...............................................................     2.43%


(1) Although the Company does not charge a sales load, certain Investors who purchase Interests through a financial advisor may be charged a purchase fee of up to 3% by that financial advisor.

(2) The Company shall pay a quarterly fee to the Distributor to reimburse it for payments made to certain investor service providers in an amount with respect to each Investor Service Provider, not to exceed the lesser of 0.60% (on an annualized basis) of the aggregate value of the outstanding Interests held by Investors that receive services from the Investor Service Provider; or (ii) the Distributor's actual payments to the Investor Service Provider. It is estimated that this will amount to 0.20%.

(3) Reflects all expected ordinary operating expenses other than the Investment Management Fee. The Adviser will be responsible for the organizational and initial offering costs of the Company. See "Management of the Companies -- Fees and Expenses."

          The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors in ASA Debt Arbitrage Fund LLC will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming net assets of $50 million. For a more complete description of the various costs and expenses of the Company, see "Management of the Companies -- Fees and Expenses." In addition to the costs and expenses that investors in ASA Debt Arbitrage Fund LLC will bear directly or indirectly, ASA Debt Arbitrage Fund LLC will bear costs and expenses as an investor in Investment Funds, and will also bear costs and expenses in connection with the maintenance of Portfolio Accounts, which are not reflected in the table and will reduce ASA Debt Arbitrage Fund LLC's investment returns. For instance, Investment Funds will charge an investment management fee ranging up to 2% of net assets held in the Investment Fund, plus an incentive fee ranging from 10% to 25% of net profits earned by the Investment Fund.


                                                                         EXAMPLE 1

                                              1 YEAR          3 YEARS          5 YEARS               10 YEARS
                                            ----------      -----------      -----------            ----------
An investor would pay the following             $26             $78              $134                  $285
expenses on a $1,000 investment, assuming
a 5% annual return:

                                                                         EXAMPLE 2
                                              1 YEAR          3 YEARS          5 YEARS               10 YEARS
                                            ----------      -----------      -----------            ----------
An investor would pay the following            $638           $1,961            $3,349                $7,129
expenses on a $25,000 investment,
assuming a 5% annual return:


THE EXAMPLES ABOVE ARE BASED ON THE FEES AND EXPENSES SET FORTH ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

           SUMMARY OF EXPENSES OF ASA MARKET NEUTRAL EQUITY FUND LLC

          The following table illustrates the expenses and fees that ASA Market Neutral Equity Fund LLC expects to incur and that investors can expect to bear.


Investor Transaction Expenses
    Maximum Sales Load (as a percentage of offering price)..............................     None (1)

Annual Expenses (as a percentage of net assets attributable to Interests)
    Investment Management Fee Paid to the Adviser.......................................     1.50%

Investment Management Fee Paid to QED (as a percentage of a maximum of 24.9% net
assets to be managed by QED)............................................................     0.42% (2)

    Investor Servicing Fee..............................................................     0.20% (3)

    Other Expenses......................................................................     0.73% (4)

    Total Annual Expenses (excluding incentive fees paid to QED)........................     2.85%

Incentive Fee Paid to QED (as a percentage of net profits on assets actually
managed by QED).........................................................................     15% (5)


(1) Although the Company does not charge a sales load, certain Investors who purchase Interests through a financial advisor may be charged a purchase fee of up to 3% by that financial advisor.

(2) The investment management fee paid to QED is only charged on the assets of the Company actually managed by QED. It is anticipated that less than 25% of the assets of the Company will be advised by QED, and therefore, the maximum Incentive Management Fee paid to QED, expressed as a percentage of net assets attributable to Interests, will not exceed 0.42%.

(3) The Company shall pay a quarterly fee to the Distributor to reimburse it for payments made to certain investor service providers in an amount with respect to each Investor Service Provider, not to exceed the lesser of 0.60% (on an annualized basis) of the aggregate value of the outstanding Interests held by Investors that receive services from the Investor Service Provider; or (ii) the Distributor's actual payments to the Investor Service Provider. It is estimated that this will amount to 0.20%.

(4) Reflects all expected ordinary operating expenses other than the Investment Management Fee. The Adviser will be responsible for the organizational and initial offering costs of the Company. See "Management of the Companies -- Fees and Expenses."

(5) Generally, at the end of each fiscal quarter, an incentive allocation of 15% of the net profits, if any, that have been credited to the Capital Account of an Investor, based on assets managed by QED will be credited to QED. This incentive allocation will be applied on a "high water mark" basis such that in the event the assets managed by QED incur a net loss with respect to one fiscal quarter, no incentive allocation will be made for any subsequent fiscal quarter until such net loss is first recovered (taking into account subsequent allocations of assets to and from the management of QED). This incentive allocation is only charged on assets actually managed by QED.

          The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors in ASA Market Neutral Equity Fund LLC will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming net assets of $50 million. For a more complete description of the various costs and expenses of the Company, see "Management of the Companies -- Fees and Expenses." In addition to the costs and expenses that investors in ASA Market Neutral Equity Fund LLC will bear directly or indirectly, ASA Market Neutral Equity Fund LLC will bear costs and expenses as an investor in Investment Funds, and will also bear costs and expenses in connection with the maintenance of Portfolio Accounts, which are not reflected in the table and will reduce ASA Market Neutral Equity Fund LLC's investment returns. For instance, Investment Funds will charge an investment management fee ranging up to 2% of net assets held in the Investment Fund, plus an incentive fee ranging from 10% to 25% of net profits earned by the Investment Fund.


                                                                         EXAMPLE 1

                                              1 YEAR          3 YEARS          5 YEARS               10 YEARS
                                            ----------      -----------      -----------            ----------
An investor would pay the following             $32             $97             $165                   $348
expenses on a $1,000 investment,
assuming a 5% annual return:

                                                                         EXAMPLE 2

                                              1 YEAR          3 YEARS          5 YEARS               10 YEARS
                                            ----------      -----------      -----------            ----------
An investor would pay the following            $795           $2,432           $4,136                 $8,704
expenses on a $25,000 investment,
assuming a 5% annual return:


THE EXAMPLES ABOVE ARE BASED ON THE FEES AND EXPENSES SET FORTH ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

              SUMMARY OF EXPENSES OF ASA MANAGED FUTURES FUND LLC

          The following table illustrates the expenses and fees that ASA Managed Futures Fund LLC expects to incur and that investors can expect to bear.


Investor Transaction Expenses
    Maximum Sales Load (as a percentage of offering price)..............................     None (1)

Annual Expenses (as a percentage of net assets attributable to Interests)
    Investment Management Fee...........................................................     1.50%

    Investor Servicing Fee..............................................................     0.20% (2)

    Other Expenses......................................................................     0.73% (3)

    Total Annual Expenses...............................................................     2.43%


(1) Although the Company does not charge a sales load, certain Investors who purchase Interests through a financial advisor may be charged a purchase fee of up to 3% by that financial advisor.

(2) The Company shall pay a quarterly fee to the Distributor to reimburse it for payments made to certain investor service providers in an amount with respect to each Investor Service Provider, not to exceed the lesser of 0.60% (on an annualized basis) of the aggregate value of the outstanding Interests held by Investors that receive services from the Investor Service Provider; or (ii) the Distributor's actual payments to the Investor Service Provider. It is estimated that this will amount to 0.20%.

(3) Reflects all expected ordinary operating expenses other than the Investment Management Fee. The Adviser will be responsible for the organizational and initial offering costs of the Company. See "Management of the Companies -- Fees and Expenses."

         The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors in ASA Managed Futures Fund LLC will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming net assets of $50 million. For a more complete description of the various costs and expenses of the Company, see "Management of the Companies -- Fees and Expenses." In addition to the costs and expenses that investors in ASA Managed Futures Fund LLC will bear directly or indirectly, ASA Managed Futures Fund LLC will bear costs and expenses as an investor in Investment Funds, and will also bear costs and expenses in connection with the maintenance of Portfolio Accounts, which are not reflected in the table and will reduce ASA Managed Futures Fund LLC's investment returns. For instance, Investment Funds will charge an investment management fee ranging up to 2% of net assets held in the Investment Fund, plus an incentive fee ranging from 10% to 25% of net profits earned by the Investment Fund.


                                                                         EXAMPLE 1

                                              1 YEAR          3 YEARS          5 YEARS               10 YEARS
                                            ----------      -----------      -----------            ----------
An investor would pay the following            $26              $78             $134                   $285
expenses on a $1,000 investment,
assuming a 5% annual return:

                                                                         EXAMPLE 2

                                              1 YEAR          3 YEARS          5 YEARS               10 YEARS
                                            ----------      -----------      -----------            ----------
An investor would pay the following            $638            $1,961           $3,349                $7,129
expenses on a $25,000 investment,
assuming a 5% annual return:


THE EXAMPLES ABOVE ARE BASED ON THE FEES AND EXPENSES SET FORTH ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

                                 THE COMPANIES

          Each of ASA Hedged Equity Fund LLC, ASA Debt Arbitrage Fund LLC, ASA Market Neutral Equity Fund LLC and ASA Managed Futures Fund LLC (each a "Company" and together the "Companies") is an Illinois limited liability company registered under the Investment Company of 1940, as amended (the "1940 Act") as a non-diversified, closed-end, management investment company. Aspen Strategic Alliance LLC, a Delaware limited liability company and a registered investment adviser, is the investment adviser of each of the Companies (the "Adviser"). As described further below, the Adviser has enlisted Guidance Capital LLC, a registered investment adviser (the "Sub-Adviser") to serve as sub-adviser to each Company.


                                USE OF PROCEEDS

          Each Company will invest the net proceeds of the offering in accordance with its investment objective, investment policies and principal strategies as soon as practicable after the closing of the initial offering of Interests. Based on current market conditions, the Adviser expects that each Company will be fully invested within three months. Pending full investment of the proceeds of the offering in Investment Funds or though Portfolio Accounts, the proceeds of the offering will be invested in short-term, high quality debt securities.


                                   STRUCTURE

          Each Company is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that may be leveraged, managed aggressively and offered in large minimum denominations, often over $1 million, through private placements to a limited number of high net worth individual and institutional investors. The general partners or managing members of these entities are typically compensated through asset-based fees and incentive-based allocations. Closed-end investment companies are 1940 Act-registered pools typically organized as corporations or business trusts that are usually managed more conservatively than most private investment funds, subject to relatively modest minimum investment requirements (often less than $2,000), and publicly offered to a broad range of investors. The advisers to these companies typically are compensated through asset-based, but not incentive-based, fees.

          Each Company is similar to unregistered private investment funds in that (i) its underlying portfolio may be more aggressively managed than other investment companies, (ii) interests in each Company will be sold in comparatively large minimum denominations solely to high net worth individual and institutional investors and will be restricted as to transfer and (iii) the Investors' capital accounts in each Company will be subject to asset-based fees and, indirectly through the Investment Funds, incentive-based allocations.

          Each Company is a "fund of funds" that enables Investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. Each Company provides the benefits of a professional selection of asset managers, professional asset allocation and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Adviser expects that by allocating each Company's assets for investment among multiple

Portfolio Managers, the Companies may reduce the volatility inherent in a direct investment with any single Portfolio Manager.

          Purchase of a limited liability company interest in any of the Companies may be deemed to be a speculative investment and is not intended as a complete investment program. Investment in the Companies is designed only for sophisticated persons who are able to bear a substantial loss of their investment in the Companies.


                              INVESTMENT PROGRAM

Investment Objective

          The Companies each seek to achieve capital appreciation, while maintaining low correlation between each other to provide diversification opportunities for risk control. The Companies deploy assets within four different investment strategies, among selected groups of Portfolio Managers who may be managers of funds (in which case the Companies will invest in such funds) or who may manage accounts for the Companies.

Investment Process

          It will be the responsibility of the Adviser (or a person or entity designated by it) to research and select the Portfolio Managers for each Company, to satisfy itself as to the suitability of the terms and conditions of the funds they manage or, where relevant, to negotiate the respective portfolio management agreements and to allocate and reallocate the assets of each Company among Portfolio Managers. The Adviser will make its allocation decisions for each Company based on its view of the optimal mix of investment sectors and styles.

          The principal driver of portfolio construction for each Company is the relative skill of the Portfolio Managers being considered in research, trading, risk management and organization building, with integrity of the individual(s) managing the hedge fund as the paramount consideration. The Adviser will use a specific set of guidelines for selecting the underlying Portfolio Managers to be included in each Company's portfolio. The Adviser evaluates the individual Portfolio Manager's motivation, record of achievement, personal capital committed to the fund and willingness to dilute personal equity to grow the business. Additional factors include the existence of a strong partner with equity in the firm, quality infrastructure and administrative support, and sufficient exposure throughout the industry of the individual Portfolio Manager(s) to enable the Adviser to solicit opinions about the Portfolio Manager through the Adviser's network of investment advisers. These guidelines will be applied flexibly and on a case-by-case basis, with a qualitative decision made on the basis of weighing the different factors.

          The Adviser reserves the right to alter or modify the investment strategies of each Company in light of available investment opportunities or to take advantage of changing market conditions, where the Adviser concludes that such alterations or modifications are consistent with the goal of maximizing returns to investors.

          The Adviser generally will allocate less than 25% of a Company's assets to any Investment Fund. The Adviser will allocate greater than 5% of a Company's assets to an Investment Fund only to the extent such investment is permitted by the 1940 Act.

          The Adviser will regularly evaluate each Portfolio Manager to determine whether its investment program is consistent with a Company's investment objective and whether its investment performance is satisfactory. The Adviser may reallocate a Company's assets among the Portfolio Managers, terminate existing Portfolio Managers and select additional Portfolio Managers, subject to the condition that selection of a Portfolio Manager of a Portfolio Account requires approval of the Board, including a majority of Directors who are not "interested persons" as defined by the 1940 Act of the relevant Company or the Adviser, and also requires approval of a majority (as defined in the 1940 Act) of a Company's outstanding voting securities, unless the company receives an exemption from certain provisions of the 1940 Act.

Investment Strategy

          The investment objective and strategies of each Company are summarized below:

     ASA Hedged Equity Fund LLC

          Hedged equity strategies involve investing primarily in stocks, simultaneously buying long positions in certain securities and selling short positions in others. Short selling hedges market risk of the long positions, while also allowing the Portfolio Manager to capture profits from positions expected to decline in value. In essence, a hedged equity strategy attempts to reduce the volatility of long-only investing while preserving most of its potential. Hedged equity strategies are directional in nature in that the amount of investing long and short are not necessarily equal, thereby resulting in some net exposure to the overall market. Market exposure may be adjusted over time by varying the levels of buying and short selling, allowing the Portfolio Manager to seek to profit from anticipated trends in general market prices. Portfolio Managers employing a hedged equity strategy generally feature a research-oriented approach or an expertise in a particular market sector, which aids their ability to make directional investments. Portfolio Managers will generally focus on equities traded on the major U.S. markets, though certain Portfolio Managers may trade less actively traded securities or the securities of foreign issuers. Portfolio Managers may use a number of fundamental indicators to select equities to be traded, including income statement data (such as sales, operating costs, pre-tax profit margin, apparent tax rate, net profit margin, return on equity, cash flow and earnings per share) and balance sheet data (such as asset/debt ratios and the capital structure of the issuing company). The Company will in general seek to invest with Portfolio Managers who maintain a net long exposure to the market and utilize modest, if any, leverage. At least 80% of the assets of ASA Hedged Equity Fund LLC will be invested with Portfolio Managers who utilize hedged equity strategies.

     ASA Debt Arbitrage Fund LLC

          This Company's primary strategy will involve investment of all or substantially all of its assets with Portfolio Managers utilizing the convertible arbitrage and fixed-income arbitrage strategies described below. Both strategies, referred to generally as "debt arbitrage," attempt to capture profit from mispricings (based on historical pricing relationships) while simultaneously attempting to hedge systematic market risk such as interest rate or currency risk. "Convertible arbitrage typically involves establishing a long position in a convertible security (usually preferred stock or bonds) and a partially offsetting short position in the security into which the convertible security is convertible (usually common stock of the issuer). From time to time, derivatives such as stock options (long or short) may be substituted for parts of the trade. By hedging, the arbitrageur may relinquish some of the upside potential of the long position in order to (a) protect the long position in the event of a price decline, and (b) profit from a possible convergence of prices between long and short sides of the position. Convertible arbitrage Portfolio Managers may use both fundamental analysis of the issuing companies and quantitative option and security valuation techniques. Fixed-income arbitrage attempts to profit from inefficient pricing of sophisticated fixed income securities. These securities typically trade at a discount to instruments which are otherwise similar in maturity, yield and creditworthiness. The strategy typically involves buying these sophisticated fixed income instruments and using various hedges (including futures) to reduce interest rate risk, market risk, credit risk, call and redemption risk and other risks related to fixed income instruments. Portfolio Managers utilizing fixed income arbitrage strategies may attempt to capture changes in the shape of a country's yield curve (the difference in yield between different maturities of an issuer, for example, two year U.S. Treasury Notes versus ten year U.S. Treasury Notes) or the relationship spreads between the fixed income securities of two different countries (e.g., yield curves on five year German Bonds versus five year U.S. Treasury Notes). Portfolio Managers trading debt arbitrage strategies may use leverage. Some Portfolio Managers may trade mortgage-backed and similar securities, and will invest in such securities based on factors including, but not limited to, (i) an analysis of the likelihood that the underlying mortgages will be prepaid or defaulted on, and (ii) the relationships of these securities with other fixed income securities. At least 80% of the assets of ASA Debt Arbitrage Fund LLC will be invested with Portfolio Managers who utilize convertible arbitrage and fixed income arbitrage strategies.

     ASA Market Neutral Equity Fund LLC

          This Company will invest with a subset of hedged equity Portfolio Managers who utilize balanced long/short equity strategies to fully neutralize, to the extent possible, exposure to the broad markets. Market neutral strategies seek to produce consistent returns regardless of market conditions, and typically involve taking long and short positions in closely related instruments, the price movements of which are expected to be significantly correlated. Therefore, instead of predicting the future direction of an equity security in the investment portfolio, a market neutral trading strategy attempts to identify the historical price difference between a pair of closely correlated long and short positions, and to act upon the temporary convergence or divergence of this difference. Market neutrality may be achieved through "beta neutrality," that is, by balancing the beta of the long portfolio against the beta of the short portfolio. "Beta" is the measure of a stock's volatility relative to the market. A stock that moves in perfect sync with the market, therefore, will have a beta of 1. A beta neutral portfolio could hold, for example, long positions with a beta of 0.5 and short positions with a beta of -0.5. Market neutrality may also be achieved through "cash neutrality," that is, through investing equal dollar amounts both long and short at all times. A cash neutral portfolio might hold $100 of short positions for every $100 of long positions. In addition, balanced long/short managers may seek to neutralize other factors such as market capitalization bias, industry exposures, and value/growth tilts (that is, by investing using a market neutral strategy in stocks whose earnings and revenues are expected to rise (growth) on the one hand and stocks which are selling for less than their actual value (value) on the other hand). The principal source of returns from these strategies is pure stock selection, obtained through purchasing securities believed to be undervalued and shorting those believed to be overvalued. Portfolio Managers may also utilize equity options to obtain market neutrality. The Company will in general seek to invest with Portfolio Managers who do use little or no leverage in their investment process. QED will manage a portfolio account on behalf of ASA Market Neutral Fund LLC. The QED portfolio is well-diversified invested across approximately 250-300 different liquid stocks in approximately an equal number of long and short positions. The portfolio is cash-neutral, market neutral and sector neutral with industry and position size constraints. The QED investment process involves four critical areas: stock selection, risk control, portfolio construction and quality control. The quantitative stock picking process employs six different investment strategies, diversified by intuitive and time horizon. At least 80% of the assets of ASA Market Neutral Equity Fund LLC will be invested with Portfolio Managers who utilize balanced long/short equity strategies to fully neutralize, to the extent possible, exposure to the broad markets.

     ASA Managed Futures Fund LLC

          This Company will attempt to achieve growth in capital through investments with Portfolio Managers who engage in speculative trading in the futures markets, options on commodity futures contracts and forward contracts. Portfolio Managers may trade diversified portfolios of futures in U.S. and non-U.S. markets in an effort to capture passive risk premiums, and actively profit from anticipated trends in market prices. Portfolio Managers may rely on either technical or fundamental analysis or a combination thereof in making trading decisions and attempting to identify and exploit price trends. Portfolio Managers will attempt to structure a diversified portfolio of liquid futures contracts including but not limited to stock index, global currency, interest rate, metals, energy and agricultural futures markets. Market selection may be based on the liquidity or legal constraints, market conditions or data reliability of the market, depending on the Portfolio Manager's internal policies. Portfolio Managers trading managed futures funds may trade either on the long or short side of the market, often on a 24-hour basis, and generally have more volatile performance than many other traditional investments. However, managed futures investments offer a unique return pattern when compared to traditional long-only equity or fixed income investments. At least 80% of the assets of ASA Managed Futures Fund LLC will be invested with Portfolio Managers who invest in futures markets, options on commodity future contracts, and forward contracts.

          Until investments of the type described above are made, the Adviser may temporarily invest each Company's available monies in securities or financial instruments such as certificates of deposit, money market funds or other cash equivalents.

          Each Company has the authority to borrow and will do so primarily to fund investments with Portfolio Managers until Investor subscriptions are received or to pay withdrawals which would otherwise result in the premature liquidation of investments. Generally, such borrowing will be limited to 25% of each Company's net asset value at the time of the borrowing. In addition, Portfolio Managers are permitted to borrow.

          Each Company may be deemed to be a speculative investment and is not intended as a complete investment program. Each is designed only for sophisticated persons who are able to bear the risk of an investment in the Companies. There can be no assurance that the Companies will achieve their investment objectives.


                    TYPES OF INVESTMENTS AND RELATED RISKS

General

          Discussed below are the principal investment strategies generally made by the Portfolio Managers and the principal risks associated with those investments. The risk to an Investment Fund managed by a Portfolio Manager will, in turn, have an effect on a Company. The value of a Company's total net assets may be expected to fluctuate in response to fluctuations in the value of the Investment Funds in which it invests. To the extent that the portfolio of a Portfolio Manager is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision made by the Portfolio Manager is increased. A Portfolio Manager's use of leverage is likely to cause the value of an Investment Fund it manages to appreciate or depreciate at a greater rate than if the Portfolio Manager did not use leverage. Each individual trading strategy to which a Company allocates capital will involve a different set of complex risks, many of which are not disclosed in this Prospectus.

Primary Investment Related Risks

          General Economic and Market Conditions. The success of a Company's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and liquidity of a Company's investments. Unexpected volatility or liquidity could impair a Company's profitability or result in its suffering losses.

          Market Risk. Market risk is the risk of potential adverse changes to the value of financial instruments and their derivatives because of changes in market conditions such as interest and currency-rate movements and volatility in commodity or security prices. Each trading strategy utilized by a Company, even one that is "market neutral" or "non-directional," involves some, and occasionally a significant degree of, market risk. The profitability of the Investment Funds, and, consequently, each Company, depends, in part, upon the Portfolio Managers correctly assessing future price movements of securities and other financial instruments. A Company cannot assure any Investor that the Adviser, Sub-Adviser or Portfolio Managers will accurately predict these price movements.

          Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which an Investment Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. An Investment Fund is also subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

          Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. Although the Adviser will attempt to moderate these risks, no assurance can be given that a Company's investment activities will be successful or that Investors will not suffer losses. Following below are some of the more significant risks associated with the Portfolio Managers' styles of investing:

          Equity Securities. Portfolio Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Managers also may invest in depository receipts or shares relating to foreign securities. See "Foreign Securities." Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, and these fluctuations can be pronounced. Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Portfolio Managers may purchase securities in all available securities trading markets.

          Bonds and Other Fixed Income Securities. Portfolio Managers may invest in bonds and other fixed-income securities, both domestic and foreign. Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed-income securities include, among other securities: bonds, notes and debentures issued by domestic and foreign corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government securities") or by a foreign government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (that is, credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (that is, market risk). Fixed-income securities are also subject to the risk that an issuer may call an instrument for redemption before it matures (that is, call and redemption risk). If that happens, a Portfolio Manager may be forced to reinvest the proceeds in lower yielding instruments. The prices of bonds generally increase when interest rates decline and decrease when interest rates rise. Longer term securities are more sensitive to interest rate changes than shorter term securities.

          Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their debt characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

          The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a debt security.

          A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Company's ability to achieve its investment objective.

          High Yield Securities. Portfolio Managers may invest in both investment grade and non-investment grade or "high yield" bonds and preferred securities. High yield bonds and preferred securities are those rated below investment grade by the established rating services (Ba or lower by Moody's, BB or lower by Standard & Poor's or BB or lower by Fitch or, if unrated, are considered by the Portfolio Manager to be of comparable quality. Such securities in the lower rating categories are subject to greater risk of loss of principal and interest than higher-rated securities and are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. The market for lower-rated securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower-rated securities.

          Distressed Securities. Distressed securities are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by an Investment Fund or are rated in the lowest rating categories (Ca or lower by Moody's, CC or lower by Standard & Poor's or BB or lower by Fitch or, if unrated, are considered by the Portfolio Manager to be of comparable quality). The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies' securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. An Investment Fund's investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade, which may result in a Company's experiencing greater risks than it would if investing in higher rated instruments.

          Leverage. Some or all of the Portfolio Managers may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. Each Company may also borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of Interests or for temporary or emergency purposes.

          Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease the return on an Investment Fund if the Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Investment Funds. In the event that an Investment Fund's equity or debt instruments decline in value, the Investment Fund could be subject to a "margin call" or "collateral call," under which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Portfolio Manager may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This requirement means that the value of the investment company's total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). This limit does not apply to Investment Funds so that a Company's portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Interests may be great.

          In seeking "leveraged" market exposure in certain investments and in attempting to increase overall returns, a Portfolio Manager may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and may, in some cases, involve significant risks of loss.

          Short Sales. A Portfolio Manager may attempt to limit an Investment Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. A Portfolio Manager may also use short sales for non-hedging purposes to pursue its investment objectives if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an Investment Fund's short position will be available for purchase.

          An Investment Fund may make "short sales against-the-box," in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

          Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund's investment portfolio.

          Options and Futures. The Adviser and the Portfolio Managers may utilize options and futures contracts and so-called "synthetic" options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Company or an Investment Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Adviser or a Portfolio Manager may have difficulty closing out its position. Over-the-counter options also may include options on baskets of specific securities.

          The Adviser or the Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing the investment objectives of Investment Funds. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

          The Adviser or a Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, a Company or the Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

          Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate, or a Company or an Investment Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").

          Engaging in transactions in futures contracts involves risk of loss to a Company or Investment Fund that could adversely affect the value of a Company's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting a Company or the Investment Funds to substantial losses. Successful use of futures also is subject to the Adviser's or a Portfolio Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract. Currently, ASA Hedged Equity Fund LLC and ASA Market Neutral Equity Fund LLC may use futures for hedging purposes only.

          Positions of the SEC and its staff may require a Portfolio Manager to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of these assets will have the effect of limiting the Portfolio Manager's ability otherwise to invest those assets.

          When a Company makes an indirect investment in an Investment Fund by investing in a structured note, swap or other contract intended to pay a return equal to the total return of such Investment Fund, such investment by a Company may be subject to certain of the additional regulations that may be applicable to these types of specialized instruments. Futures and options transactions by each Company must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Each Company intends to conduct its operations in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974 (the "Commodity Exchange Act") in order to avoid regulation by the CFTC as a commodity pool.

          Call and Put Options on Securities Indices. The Adviser or the Portfolio Managers may purchase and sell on behalf of a Company or Investment Funds call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of each Company or the Investment Funds. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indexes will be subject to the Adviser's or the Portfolio Managers' ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

          Restricted and Illiquid Investments. Although the Adviser anticipates that most Investment Funds will invest primarily in publicly traded securities, they may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

          When registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Manager may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, an Investment Fund might obtain a less favorable price than the price that prevailed when the Investment Fund decided to sell. For Portfolio Accounts, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Directors. Portfolio Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

          Each Company's interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. A Company's ability to liquidate an interest and withdraw from an Investment Fund will likely be limited. The liquidity of these Investment Funds' interests may adversely affect a Company were it to have to sell interests at an inopportune time.

          Non-Diversified Status and Industry Concentration. Each Company is a "non-diversified" investment company for purposes of the 1940 Act, which means that a Company is subject to no percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. It is possible that several Portfolio Managers in any Company may take substantial positions in the same security or group of securities at the same time. This lack of diversification may subject the investments of such Company to more rapid change in value than would be the case if the assets of the Company were more widely diversified.

          In addition, no Company will invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in a single industry or group of related industries (but will invest 25% or more of the value of its total assets in Investment Funds except during temporary periods of adverse market conditions affecting Investment Funds in which a Company may invest). Investment Funds generally are not subject to similar industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. No Company will invest in an Investment Fund if, as a result of such investment, 25% or more of the value of a Company's total assets would be invested in Investment Funds that have investment programs that focus on investing in one particular industry or group of related industries. Nevertheless, it is possible that, at any given time, the Investment Funds in which a Company is invested will, in the aggregate, have investments in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. For this reason, a Company is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through Investment Funds in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Investment Funds are not generally required to provide current information regarding their investments to their investors (including the Companies). Thus, a Company and the Adviser may not be able to determine at any given time whether or the extent to which Investment Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry or group of related industries.

Risks of Fund-of-Hedge Funds Structure

          In addition to the principal strategies and risks described above, the Companies are subject to risks inherent in the fund of hedge funds structure.

          The Investment Funds generally will not be registered as investment companies under the 1940 Act. Each Company, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Adviser will receive information from each Portfolio Manager regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. The performance of each Company depends on the success of the Adviser in selecting Investment Funds for investment by each Company and the allocation and reallocation of Company assets among those Funds.

          For each Company to complete its tax reporting requirements and to provide an audited annual report to Investors, it must receive timely information from the Portfolio Managers. A Portfolio Manager's delay in providing this information could delay a Company's preparation of tax information for investors, which could require Investors to seek extensions on the time to file their tax returns, or could delay the preparation of a Company's annual report.

          An Investor in a Company meeting the eligibility conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by a Company, could invest directly with the Portfolio Managers. By investing in the Investment Funds indirectly through a Company, an Investor bears a portion of the Adviser's Investment Management Fee and other expenses of a Company, and also indirectly bears a portion of the asset-based fees, incentive allocations and other expenses borne by that Company as an investor in the Investment Funds.

          Each Portfolio Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and that Company generally. As a result, a Portfolio Manager with positive performance may receive compensation from a Company, and indirectly from Investors, even if a Company's overall returns are negative. Investment decisions of the Investment Funds are made by the Portfolio Managers independently of each other so that, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Investment Fund. Transactions of this sort could result in a Company's directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because a Company may make additional investments in or withdrawals from Investment Funds only at certain times according to limitations set forth in the governing documents of the Investment Funds, a Company from time to time may have to invest some of its assets temporarily in money market securities or money market funds.

          Investment Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in an Investment Fund, a Company may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause a Company to dispose of these securities in a manner that is in the best interests of a Company. A Company may not be able to withdraw from an Investment Fund except at certain designated times, limiting the ability of the Adviser to withdraw assets from a Portfolio Manager that may have poor performance or for other reasons.

          A Company may agree to indemnify certain of the Investment Funds and their Portfolio Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Interests.

          Other risks associated with a Company's fund-of-hedge funds investment approach include:

          Valuation. Certain of the securities in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Portfolio Managers. Such a valuation will be conclusive with respect to a Company, even though a Portfolio Manager may face a conflict of interest in valuing the securities, as their value will affect the Portfolio Manager's compensation. Securities owned by a Company for which market prices are not readily available are valued by a Company at fair value as determined in good faith in accordance with procedures approved by the Board. As the Adviser and the Board anticipate that market prices will not be readily available for most Investment Funds in which a Company invests, each Company's valuation procedures provide that the fair value of a Company's investments in Investment Funds ordinarily will be determined for each Investment Fund in accordance with the Investment Fund's valuation policies. Although a Company will receive information from each Investment Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on a Company's net assets if the judgments of the Board, the Adviser or the Portfolio Managers should prove incorrect. Portfolio Managers will only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of a Company more frequently. Revisions to the gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the annual audit of each Investment Fund is completed.

          Securities Believed to Be Undervalued or Incorrectly Valued. Securities that a Portfolio Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Portfolio Manager anticipates. As a result, a Company may lose all or substantially all of its investment in an Investment Fund in any particular instance.

          Dilution. If a Portfolio Manager limits the amount of capital that may be contributed to an Investment Fund from a Company, or if a Company declines to purchase additional interests in an Investment Fund, continued sales of interests in the Investment Fund to others may dilute the returns for a Company from the Investment Fund.

          Tax Considerations; Distributions to Investors and Payment of Tax Liability; Phantom Income from Fund Investments. Each Company intends not to make periodic distributions of its net income or gains, if any, to Investors. An Investor will be required each year nonetheless to pay applicable U.S. federal and state income taxes on his, her or its share of a Company's taxable income, and will have to pay applicable taxes from other sources. The amount and timing of any distributions will be determined in the sole discretion of the Board. See "Tax Treatment" for a summary of certain significant U.S. Federal income and other tax consequences that are relevant to an investment in a Company.

          Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by a Company in certain foreign corporations may cause an Investor to (i) recognize taxable income prior to that Company's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

          Limits of Risk Disclosures. The above discussions of the various risks associated with each Company and the Interests are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in each Company. Prospective investors should read this entire Prospectus and the Operating Agreement for the Company in which they wish to invest and consult with their own advisors before deciding whether to invest in that Company. In addition, as a Company's investment program changes or develops over time, an investment in that Company may be subject to risk factors not currently contemplated or described in this Prospectus.


                          MANAGEMENT OF THE COMPANIES

Board Of Directors

          The Board of Directors of each Company provides broad oversight over the operations and affairs of each Company. It has overall responsibility to manage and control the business affairs of each Company, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of each Company's business. The Board exercises the same powers, authority and responsibilities on behalf of each Company as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Advisory Arrangements

          The Adviser

          The Adviser of each Company is Aspen Strategic Alliance LLC, a Delaware limited liability company and registered investment adviser. Its main business office is located at 817 West Peachtree Street, N.W., Suite 400, Atlanta, Georgia 30308-1144 (telephone no. (404) 760-3424). The Adviser is responsible for all decisions concerning the business and operations of each Company including all investment decisions relating to the allocation of Company funds among Portfolio Managers. The Adviser was created on September 11, 2002 and is owned by Aspen Partners, Ltd. and

QED CapitalWorks LLC. As of August 31, 2003, the Adviser and its affiliates had assets under management in excess of $55 million.

          In addition, the Adviser and its affiliates serve as introducing broker and exclusive marketing agent to certain private investment funds. The Adviser and its affiliates have raised over $225 million in assets for such funds.

          In consideration of services provided by the Adviser, each Company will pay the Adviser a fee (the "Investment Management Fee") computed and paid monthly arrears at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the last business day of each month.

          The Sub-Adviser

          The Adviser is authorized, subject to the approval of the Board and Investors, to retain a sub-adviser to provide any or all of the investment advisory services required to be provided to each Company or to assist the Adviser in providing these services, subject to the requirement that the Adviser supervise the rendering of any such services to each Company by a sub-adviser. Accordingly, the Adviser has entered into agreements (the "Sub-Advisory Agreements") with Guidance Capital LLC (the "Sub-Adviser"), a registered investment adviser and each Company, whereby the Sub-Adviser will provide sub-advisory services to each Company. Pursuant to separate Sub-Advisory Agreements with each Company, the Sub-Adviser will be responsible for performing initial and ongoing due diligence of potential Portfolio Managers to be used by each Company. The Sub-Adviser may also recommend allocations to Portfolio Managers. The Adviser will retain ultimate decision-making authority with respect to the selection of Portfolio Managers for, and the allocation of assets of, each Company.

          The Sub-Adviser was formed in July 2001. The Sub-Adviser manages other existing private funds of funds, and as of August 31, 2003 had assets under management greater than $225 million. The Sub-Adviser also manages a private investment fund that invests in QED Partners LLC, a private hedge fund managed by QED CapitalWorks LLC, an affiliate of the Adviser.

          In consideration of the services provided by the Sub-Adviser, the Adviser will pay the Sub-Adviser a fee, calculated and paid monthly in arrears, of 0.75% of the aggregate value of outstanding Interests determined as of the last business day of each month of each Company advised by the Sub-Adviser. The fee paid to the Sub-Adviser is paid out of the Investment Management Fee received by the Adviser, and is not an expense of any Company. The Sub-Adviser may hire additional consultants to assist it with its research activities and pay such consultants out of its sub-advisory fee. Such consultants may include affiliates of the Adviser.

          The Portfolio Account Manager

          QED CapitalWorks LLC ("QED"), a registered investment adviser and an affiliate of the Adviser, will manage a Portfolio Account on behalf of ASA Market Neutral Equity Fund LLC.

          QED, a Delaware limited liability corporation located at 817 West Peachtree Street NW, Atlanta, Georgia 30808, serves as an investment manager to other private investment funds. As of August 31, 2003 QED and its affiliates had in excess of $55 million in assets under management.

          In addition, QED and its affiliates serve as introducing broker and exclusive marketing agent to certain private investment funds. QED and its affiliates have raised over $225 million in assets for such funds.

          QED will be responsible for directly selecting the investments held in the QED portfolio. The account managed by QED will be managed using the same methodology as the Funds represented by the Adviser. The QED portfolio is well-diversified, invested across approximately 250-300 different liquid stocks in approximately an equal number of long and short positions. The portfolio is cash neutral, market neutral, and sector neutral with industry and position size constraints. The QED investment process involves four critical areas: stock selection, risk control, portfolio construction and quality control. The quantitative stock picking process employs six different investment strategies, diversified by intuitive rationale and time horizon.

          For its services, QED will receive an annual management fee, calculated and paid monthly in arrears, of 1.7% of the aggregate value of the outstanding Interests of ASA Market Neutral Equity Fund LLC managed by QED in the QED Portfolio Account, determined as of the last business day of each month, and a quarterly incentive allocation of 15% of the net profits earned by the QED Portfolio Account. This incentive allocation will be applied on a "high water mark" basis such that in the event the QED Portfolio Account suffers a net loss with respect to one fiscal quarter, no incentive allocation will be made for any subsequent fiscal quarter until such net loss is first recovered (taking into account allocations to and from the QED Portfolio Account). Pursuant to an arrangement approved by the Board of Directors, the Adviser will allocate less than 25% of ASA Market Neutral Equity Fund LLC's assets to the QED Portfolio Account.

Administrative Services

          Aspen Strategic Alliance LLC (the "Administrator") provides various administration, fund accounting, investor accounting, taxation and transfer agent services to each Company. In consideration of these services, each Company will pay the Administrator a monthly fee equal to 0.50% of each Company's net assets on an annual basis and will reimburse the Administrator for certain out-of-pocket expenses. The administration fee will cover services including accounting, distribution and transfer agent services. The administration agreements with each Company provide that the Administrator may appoint sub-administrators to provide these services to each Company. Pursuant to a separate Sub-Administration, Accounting and Investor Services Agreement, the Administrator has contracted with PFPC Inc. ("PFPC") to provide sub-administration accounting and investor services to each Company. For the services provided thereunder, the Administrator shall pay PFPC a fee.

Custodians

          PFPC Trust Company ("PFPC Trust") serves as the custodian of each Company's assets, and may maintain custody of each Company's assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board. In addition, Custodial Trust Company ("Custodial Trust", and together with PFPC Trust, the "Custodians") serves as Custodian to the assets of ASA Market Neutral Equity Fund LLC held in the QED Portfolio Account. Fees payable to the Custodians for these services and reimbursement for each Custodian's out-of-pocket expenses will be paid by each Company.


                             CONFLICTS OF INTEREST

The Adviser

          The Adviser and its affiliates manage the assets of registered investment companies other than each Company and provide investment advisory services to other accounts (the "Advisory Accounts"). No Company has an interest in these activities. The Adviser and its officers or employees who assist in providing services to each Company will be engaged in substantial activities other than on behalf of each Company and may have conflicts of interest in allocating their time and activity between each Company and other Advisory Accounts. The Adviser and its officers and employees will devote so much of their time to the affairs of each Company as in their judgment is necessary and appropriate.

          The Adviser is under common control with QED, which will manage a Portfolio Account for ASA Market Neutral Equity Fund LLC. QED will earn both a management fee and an incentive allocation for its management of the QED Portfolio Account. Such fees will be comparable to those charged by other Portfolio Managers managing Investment Funds held by ASA Market Neutral Equity Fund LLC, as well as to those charged by QED to other QED accounts. A conflict of interest exists in that the Adviser has an incentive to allocate assets to QED since it will indirectly benefit from the fees earned by QED. To reduce the impact of such a conflict, however, the Adviser will allocate less than 25% of ASA Market Neutral Equity Fund LLC's assets to QED. The Board of Directors will review the appropriateness of the allocations made to QED on an annual basis.

The Sub-Adviser

          The Sub-Adviser provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Companies ("the Sub-Adviser Accounts"). No Company has an interest in these activities. The Sub-Adviser and the investment professionals who, on behalf of the Sub-Adviser, will provide investment advisory services to each Company will be engaged in substantial activities other than on behalf of each Company, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between each Company and the Sub-Adviser Accounts. Such persons will devote only so much time to the affairs of each Company as in their judgment is necessary and appropriate.

Participation In Investment Opportunities

          The Adviser and the Sub-Adviser may employ an investment program for each Company, and QED may employ an investment program for ASA Market Neutral Equity Fund LLC, that is substantially similar to the investment program employed by it for certain Advisory Accounts and Sub-Advisory Accounts (together, the "Accounts") including a private investment partnership that has an investment program that is substantially the same as each Company's investment program. As a general matter, the Adviser, the Sub-Adviser and QED will consider participation by each Company, as applicable, in all appropriate investment opportunities that are under consideration for those Accounts. There may be circumstances, however, under which the Adviser, the Sub-Adviser or QED will cause one or more Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser, the Sub-Adviser or QED will commit a Company's assets. There also may be circumstances under which the Adviser, the Sub-Adviser or QED will consider participation by the Accounts in investment opportunities in which it does not intend to invest on behalf of any Company, or vice versa.

          The Adviser, the Sub-Adviser or QED will evaluate for each Company, as applicable, and for each Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for any Company or Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of the obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for each Company and Account in the context of any particular investment opportunity, the investment activities of each Company and Account may differ from time to time. In addition, the fees and expenses of each Company will differ from those of the Accounts. Accordingly, the future performance of each Company and the Accounts will vary.

          When the Adviser, the Sub-Adviser or QED determines that it would be appropriate for one or more Companies and one or more Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that it believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that each Company participate, or participate to the same extent as any Account, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser, the Sub-Adviser or QED will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

          Situations may occur, however, where a Company could be disadvantaged because of the investment activities conducted by the Adviser, the Sub-Adviser or QED for the Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Portfolio Managers with respect to Investment Funds) on the combined size of positions that may be taken for each Company and the Accounts, thereby limiting the size of each Company's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for each Company and the Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

          In addition, each Company, absent SEC exemptive relief, may be precluded from investing any assets in certain Investment Funds where an Account is already invested (or seeks to invest) to the extent that each Company is considered a "joint participant" (within the meaning of Section 17(d) of the 1940 Act or Rule 17d-1 thereunder) with an Advisory Account.

          Directors, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of each Company. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Adviser or the Sub-Adviser, or by the Adviser or the Sub-Adviser for the Accounts, that are the same as, different from or made at a different time than positions taken for each Company.

Other Matters

          The Adviser, the Sub-Adviser and their respective affiliates will not purchase securities or other property from, or sell securities or other property to, any Company. However, subject to certain conditions imposed by applicable rules under the 1940 Act, each Company may effect certain principal transactions in securities with one or more accounts managed by the Adviser or the Sub-Adviser, except for accounts in which the Adviser, the Sub-Adviser or any of their affiliates serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from the Adviser, the Sub-Adviser or one of their affiliates serving as an investment adviser to the account). These transactions would be effected in circumstances where the Sub-Adviser has determined that it would be appropriate for each Company to purchase (or sell), and the Sub-Adviser or the Adviser has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

                           DISTRIBUTION ARRANGEMENTS

General

          The Distributor acts as the distributor of Interests on a best efforts basis, subject to various conditions, pursuant to the terms of a General Distributor's Agreement entered into with each Company. Interests may be purchased through the Distributor or through Selling Agents. The Companies are not obligated to sell to a broker or dealer any Interests that have not been placed with Eligible Investors that meet all applicable requirements to invest in the Companies. The Distributor maintains its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

          Interests are being offered in an initial offering. The Distributor expects to deliver Interests purchased in the initial offering on or about January 1, 2004, or on such earlier or later date as the Distributor may determine. Subsequent to the initial offering, Interests will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.

          Neither the Distributor nor any Selling Agent is obligated to buy from the Companies any of the Interests. There is no minimum aggregate amount of Interests required to be purchased in the initial offering. The Distributor does not intend to make a market in Interests. Pursuant to the Distribution Agreement with each Company, the Administrator pays the Distributor a monthly fee to compensate it for costs incurred in providing services under the agreement. The Companies have agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the Securities Act.

Purchase Terms

          Interests are being offered only to investors that meet all requirements to invest in the Companies. The minimum initial investment in a Company by an investor is $25,000, with additional investments made in increments of $1,000. Subsequent investments must be at least $1,000. These minimums may be modified by the Companies from time to time. Interests are not subject to a sales load.

          Investor funds will not be accepted until the registration statement to which this Prospectus relates is declared effective. All investor funds for the initial closing of the sale of Interests, and for closings of subsequent offerings, will be deposited in an escrow account maintained by PFPC, Inc., as escrow agent, at PNC Bank, for the benefit of the investors. Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will be for the benefit of the relevant Company. The full amount of an investment is payable in Federal funds, which must be received by the Distributor three business days prior to the beginning of a month if payment is sent by wire or via NSCC.

          Before an investor may invest in a Company, the Distributor or the investor's sales representative will require a certification from the investor that it meets all requirements for investment in the Company, and that the investor will not transfer its Interest except in the limited circumstances permitted under the Operating Agreement. The form of investor certification that each investor will be asked to sign is contained in Appendix A of this Prospectus. An investor's certification must be received by the Distributor, along with its payment as described above, otherwise an Investor's order will not be accepted.

          The Operating Agreement is contained in Appendix B of this Prospectus. Each new investor will agree to be bound by all of its terms by executing the investor certification form.

Eligible Investors

          Interests are being offered only to investors that are "Qualified Clients." Currently, Qualified Clients include: (i) natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Companies; (iii) persons who are "qualified purchasers," as defined by the Investment Company Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser's investment activities. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, each as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Each Company is not obligated to sell through brokers, dealers or other financial institutions any Interests that have not been placed with Eligible Investors that meet all applicable requirements to invest in each Company. Each Company reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time.

A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Code); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

Purchase Fees

          In certain limited situations, financial advisors may be retained by a Company or the Adviser to assist in the sale of Interests at no additional cost to the Company. A financial advisor may receive a sales commission similar to a sales load charged by a traditional mutual fund (a "Purchase Fee") from each Investor in a Company who makes a purchase through the financial adviser, of 3% of the amounts transmitted in connection with the purchase. Such fee, if any, will be determined between the financial advisor and the investor. Any Investor who is charged such a fee will be responsible for such fees, commissions or other compensation payable to such financial advisor as a result of such Investor's subscription for Interests in the Company. It is expected that no more than 10% of Investors will pay a Purchase fee.

Investor Servicing Arrangements

          Under the terms of investor servicing agreements (the "Investor Servicing Agreements") between the Distributor and various service providers, the Distributor has retained brokers, dealers and certain financial advisers to provide ongoing investor services and account maintenance services to Investors that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling Investor inquiries regarding each Company (as applicable) (e.g., responding to questions concerning investments in a Company, capital account balances, and reports and tax information provided by that Company); assisting in the enhancement of relations and communications between Investors and each Company; assisting in the establishment and maintenance of Investor accounts with that Company; assisting in the maintenance of Company records containing Investor information; and providing such other information and Investor liaison services as the Distributor may reasonably request. Under the Investor Servicing Agreement, the Fund will pay a fee to the Distributor to reimburse it for payments made to Investor Service Providers. This fee will be paid quarterly and will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.60% (on an annualized basis) of the aggregate value of outstanding Interests, determined as of the last day of the calendar quarter (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider. The Distributor will be entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers, including the Adviser, the Sub-Adviser and their affiliates, the Custodian, and any reporting agency selected by the Investor. Investors should be aware that certain Investor Service Providers may not provide services, and should consult their Investor Service Provider to find out what services, if any, will be provided.

          In addition, certain financial advisors, other than the Investor Service Providers referenced above, receive a fee from their clients for the ongoing servicing of clients to whom they have sold Interests in each Company. These fees will be negotiated between the financial advisor and the client and do not constitute a fee charged by the Companies. In certain circumstances, and at the direction of the Investor, this fee will be withdrawn from the Investor's capital account and paid directly to the financial advisor.


                    REPURCHASES OF INTERESTS AND TRANSFERS

No Right Of Redemption

          No Investor or other person holding an Interest or a portion of an Interest acquired from an Investor will have the right to require each Company to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through offers to repurchase Interests, which may be made from time to time by each Company. Any transfer of an Interest in violation of an Operating Agreement will not be permitted and will be void. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the respective Company, as described below.

Repurchases Of Interests

          Each Company from time to time will offer to repurchase outstanding Interests pursuant to written tenders by Investors. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests.

          In determining whether a Company should repurchase Interests or portions thereof from Investors pursuant to written tenders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board that each Company offer to repurchase Interests as of March 31, 2004, and thereafter, twice each year, as of September 30 and March
31. Each Operating Agreement generally provides that each Company will be dissolved if the Interest of any Investor that has submitted a written request for repurchase of its Interest, in accordance with the terms of that Operating Agreement, has not been repurchased by each Company within a period of two years after the Investor's request; provided, however, that dissolution shall not be required if the Company is unable to repurchase an Investor's Interest as a result of regulatory restrictions that prevent the Company from fulfilling a repurchase request. The Board will also consider the following factors, among others, in making its determination:

     o whether any Investors have requested to tender Interests or portions thereof to each Company;

     o the liquidity of each Company and its ability to liquidate investments in Investment Funds to satisfy repurchase requests;

     o the investment plans and working capital requirements of each Company;

     o the relative economies of scale with respect to the size of each Company;

     o the history of each Company in repurchasing Interests or portions thereof;

     o    the economic condition of the securities markets; and

     o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

          The Board will determine that each Company repurchase Interests or portions thereof from Investors pursuant to written tenders only on terms the Board determines to be fair to each Company and Investors. When the Board determines that a Company will make a repurchase offer, notice of that offer will be provided to each Investor describing the terms of the offer, and containing information that Investors should consider in deciding whether to tender Interests for repurchase. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Adviser during the period the offer remains open. However, because each Company expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Investors may not be able to obtain current information regarding the values of Interests when making their decisions as to whether to tender Interests for repurchase.

          When Interests are repurchased by each Company, Investors will generally receive cash distributions equal to the value of the Interests (or portion of the Interest) repurchased. However, in the sole discretion of each Company, the proceeds of repurchases of Interests may be paid by the in-kind distribution of securities held by each Company, or partly in cash and partly in-kind. Each Company does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that each Company does not have sufficient cash to pay for Interests that are repurchased or if making a cash payment would result in a material adverse effect on each Company or on Investors not tendering Interests for repurchase. See "Types of Investments and Related Risks." Repurchases will be effective after receipt and acceptance by each Company of all eligible written tenders of Interests or portions thereof from Investors.

          An Investor that tenders its entire Interest will generally have a taxable event when the Interest is repurchased. Gain, if any, will be recognized by a tendering Investor only as and after the total proceeds received by the Investor exceed the Investor's adjusted tax basis in the Interest. A loss, if any, will be recognized only after the Investor has received full payment under the promissory note that will be given to the Investor prior to each Company's payment of the repurchase amount.

Repurchase Procedures

          Due to liquidity restraints associated with each Company's investments in Investment Funds and the fact that each Company may have to effect withdrawals from those funds to pay for Interests being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price as of a date approximately twenty days after the date by which Investors must submit a repurchase request (the "Valuation Date") and that each Company will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 95% of such value if an Investor's entire Interest is repurchased) approximately twenty days after the Valuation Date. The amount that an Investor may expect to receive on the repurchase of the Investor's Interest (or portion thereof) will be the value of the Investor's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of each Company's assets as of that date, after giving effect to all allocations to be made as of that date to the Investor's capital account. This amount will be subject to adjustment upon completion of the annual audit of each Company's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of an Investor is repurchased, the Investor will receive an initial payment equal to 95% of the estimated value of the Interest and the balance due will be determined and paid promptly after completion of each Company's audit and be subject to audit adjustment.

          Under these procedures, Investors will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding value of Interests as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Investors must tender Interests and the date they can expect to receive payment for their Interests from each Company. However, promptly after the expiration of a repurchase offer, Investors whose Interests are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by each Company representing each Company's obligation to pay for repurchased Interests. Payments for repurchased Interests may be delayed under circumstances where each Company has determined to redeem its interests in Investment Funds to make such payments, but has experienced delays in receiving payments from the Investment Funds.

          Due to liquidity constraints associated with each Company's investments in Investment Funds and the fact that the Companies may have to effect withdrawals from Investment Funds to pay for Interests being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price approximately one month after the date by which Investors must submit a repurchase request and that a Company will pay the value of the Interests or portions thereof repurchased within one month after the valuation date. It is presently anticipated that the procedures applicable to repurchases of Interests will be as follows:

          The value of Interests or portions thereof being repurchased will be determined on a specific date (the "Valuation Date") that will be approximately one month after the date by which Investors must tender their Interests for repurchase (the "Expiration Date"). Within 5 days the Expiration Date, each Investor whose Interest or portion thereof has been accepted for repurchase will be given a non-interest bearing, non-transferable promissory note by the relevant Company entitling the Investor to be paid an amount equal to the value, determined as of the Valuation Date, of the Interest or portion thereof being repurchased (subject to adjustment upon completion of the next annual audit of the Company's financial statement). This amount will be the value of the Investor's capital account (or the portion thereof being repurchased) determined as of the Valuation Date and will be based upon the net asset value of such Company's assets as of that date, after giving effect to all allocations to be made as of that date to the Investor's capital account. Payment of amounts due under the note will be made within 30 days after the Valuation Date or, if a Company has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Interests, ten business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from such Investment Funds.

          An Investor who tenders for repurchase only a portion of the Investor's Interest will be required to maintain a capital account balance of $5,000. If an Investor tenders a portion of an Interest and the repurchase of that portion would cause the Investor's capital account balance to fall below this required minimum, each Company reserves the right to reduce the portion of the Interest to be purchased from the Investor so that the required minimum balance is maintained or to cause the Company to repurchase all of the Interests held by such Investor.

          Repurchases of Interests by each Company are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Interests as described above may be amended by each Company in order to comply with any regulatory requirements applicable to such repurchase procedures.

Mandatory Redemption By Each Company

          The Operating Agreements provide that each Company may redeem an Interest (or portion thereof) of an Investor or any person acquiring an Interest (or portion thereof) from or through an Investor under certain circumstances, including if ownership of the Interest by the Investor or other person will cause a Company, the Adviser or the Sub-Adviser to be in violation of certain laws or any of the representations and warranties made by an Investor in connection with the acquisition of the Interest was not true when made or has ceased to be true.

Transfers of Interests

          No person may become a substituted Investor without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. Interests in a Company may be transferred, pledged or assigned only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of an Investor or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board will not consent to a pledge, transfer or assignment (each a "Transfer") unless the Transfer is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Investor's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Board may permit other Transfers under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such Transfer, the Board shall consult with counsel to the Company to ensure that such Transfer will not cause a Company to be treated as a "publicly traded partnership" taxable as a corporation. Notice to a Company of any proposed Transfer must include evidence satisfactory to a Company that the proposed transferee meets any requirements imposed by a Company with respect to Investor eligibility and suitability. In addition to the foregoing, no Investor will be permitted to Transfer an Interest or portion thereof unless after such Transfer the balance of the capital account of the transferee, and the balance of the capital account of the Investor transferring the Interest if the Transfer involves less than its entire Interest, is at least equal to a Company's minimum investment requirement.

          Any transferee meeting a Company's eligibility requirements that acquires an Interest or portion thereof in a Company by operation of law as the result of the death, dissolution, bankruptcy or adjudication of incompetency of an Investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of the Operating Agreement applicable to that Company, but will not be entitled to the other rights of an Investor unless and until such transferee becomes a substituted Investor as provided in the Operating Agreement. If an Investor Transfers an Interest or portion thereof with the approval of the Board, the relevant Company will promptly take all necessary actions to admit such transferee or successor to that Company as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the relevant Company in connection with such Transfer. If such a transferee does not meet the Investor eligibility requirements, each Company reserves the right to redeem its Interest. Any Transfer of an Interest in violation of the Operating Agreement applicable to the relevant Company will not be permitted and will be void.


                        CALCULATION OF NET ASSET VALUE

          The net asset value of each Company will be determined by or at the direction of the Adviser as of the close of business at the end of each fiscal period (as defined below under "Capital Accounts--General") in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

          The Board has approved procedures pursuant to which each Company will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value of these investments ordinarily will be the value determined as of the end of the fiscal period by the Portfolio Manager of each Investment Fund in accordance with the Investment Fund's valuation policies and as reported by the Portfolio Manager. As a general matter, the fair value of each Company's interest in an Investment Fund will represent the amount that each Company could reasonably expect to receive from the Investment Fund if each Company's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that each Company believes to be reliable. Because Investment Funds provide net asset value information to each Company on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, each Company generally will not be able to determine the fair value of its investments in Investment Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to each Company by Portfolio Managers. In the unlikely event that an Investment Fund does not report a value to a Company on a timely basis at the end of a fiscal period, that Company would determine the fair value of its interest in that Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time such Company values its assets. The Board has determined that any values of interests in Investment Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available, or the fair value of such securities as of each Company's valuation date.

          Before investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by each Company for valuing its own investments. Although the procedures approved by the Board provide that the Adviser will periodically review the valuations of interests in Investment Funds provided by the Portfolio Managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

          Each Company's valuation procedures require the Adviser to consider all relevant information available at the time each Company values its assets. The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of each Company's interests in an Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, a Company could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Investment Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Investment Fund interests, a Company may determine that it was appropriate to apply a discount to the net asset value of the Investment Fund. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

          An Investment Fund is required to provide estimated net asset value determinations to each Company that invests in the Investment Fund on a monthly basis, generally within one or two weeks following the end of the month. The Adviser attempts to confirm the accuracy of each Investment Fund's monthly valuation using various means, including: (i) correlating the reported valuation with strategy specific benchmarks maintained by the Adviser that the Adviser believes correlate with the Investment Fund's strategy; (ii) discussing monthly with Portfolio Managers their Investment Funds' values;
(iii) reviewing semi-annually Investment Fund portfolio positions; (iv) analyzing audited financial statements of Investment Funds; and (v) correlating Investment Fund reported-investment positions with Portfolio Managers' public filings, if any. Failure of an Investment Fund to provide on a timely or accurate basis required monthly valuation information to each Company could result in an adjustment to the fair value given by each Company to its investment in an Investment Fund or a decision by the Adviser to liquidate each Company's investment in an Investment Fund. The valuations reported by the Portfolio Managers, upon which each Company calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by the independent auditors of the Investment Funds and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of a Company at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustments or revisions will not affect the amount of the repurchase proceeds of a Company received by Investors who had their Interests repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to the net asset value of an Investment Fund adversely affect a Company's net asset value, the outstanding Interests will be adversely affected by prior repurchases to the benefit of Investors who had their Interests repurchased at a net asset value per Interest higher than the adjusted amount. Conversely, any increases in the net asset value per Interest resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Interests and to the detriment of Investors who previously had their Interests repurchased at a net asset value per Interest lower than the adjusted amount. The same principles apply to the purchase of Interests. New Investors may be affected in a similar way.

          The procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Investment Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when a Company is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include circumstances where there are no sales to third parties). In such a situation, a Company's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Companies and consistent with applicable regulatory guidelines.

          Valuation of Portfolio Accounts. To the extent each Company invests its assets through Portfolio Accounts, each Company will value portfolio securities of the Portfolio Accounts as described below:

          U.S. exchange traded securities and securities included in the NASDAQ National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

          Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Board. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

          All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of each Company is determined. When such significant events materially affect the values of securities held by each Company or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

          Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on each Company's net assets, which, in turn, would affect amounts paid on repurchases of Interests and the amount of fees paid, if the Board's judgments regarding appropriate valuations should be proven incorrect.


                               CAPITAL ACCOUNTS

General

          Each Company will maintain a separate capital account for each Investor, which will have an opening balance equal to the Investor's initial contribution to the capital of that Company. Each Investor's capital account with a Company will be increased by the amount of any additional contributions by the Investor to the capital of that Company, plus any amounts credited to the Investor's capital account as described below. Similarly, that Investor's capital account will be reduced by the sum of the amount of any repurchases by that Company of the Investor's Interest, or portion thereof, plus the amount of any distributions by that Company to the Investor which are not reinvested, plus any amounts debited against the Investor's capital account as described below.

          Capital accounts of Investors are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of (i) the last day of each fiscal year (March
31), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any contribution to the capital of each Company is made, (iv) any day as of which each Company repurchases any Interest (or portion thereof) of any Investor, or (v) any day as of which any amount is credited to or debited from the capital account of any Investor other than an amount to be credited to or debited from the capital accounts of all Investors in accordance with their respective investment percentages. An investment percentage will be determined for each Investor as of the start of each fiscal period by dividing the balance of the Investor's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Investors as of that date.

Allocation Of Net Profits And Losses; Allocation of Expenses

          Net profits or net losses of each Company for each fiscal period will be allocated among, and credited to or debited against, the capital accounts of Investors as of the last day of each fiscal period in accordance with Investors' respective investment percentages for the period. Net profits or net losses will be measured as the net change in the value of the net assets of a Company (including any net change in unrealized appreciation or depreciation of investments) and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by that Company of Interests (or portions thereof), and excluding the amount of any items to be allocated among the capital accounts of the Investors other than in accordance with the Investors' respective investment percentages. Expenses required by applicable accounting principles to be charged to capital that are paid or accrued during a fiscal period will be allocated and charged to the capital accounts of Investors pro rata in accordance with their respective investment percentages for the period.

          Each Company's organizational and initial offering expenses have been borne voluntarily by the Adviser, and will not be allocated to any Investor's capital account.

          Allocations for Federal income tax purposes generally will be made among Investors so as to reflect equitably amounts credited or debited to each Investor's capital account for the current and prior taxable years. Under each Operating Agreement, the Board has the discretion to allocate specially an amount of a particular Company's capital gains or losses, including short-term capital gains or losses, for Federal income tax purposes to an Investor that withdraws from a particular Company (a "Withdrawing Investor"), to the extent that the capital account balance of the Withdrawing Investor differs from the Federal income tax basis in its Interest.

Allocation Of Special Items

          Withholding taxes or other tax obligations incurred by a Company that are attributable to any Investor will be debited against the capital account of that Investor as of the close of the fiscal period during which that Company paid those obligations, and any amounts then or thereafter distributable to the Investor will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Investor and any successor to the Investor's Interest is required to pay upon demand to a Company, as a contribution to the capital of that Company, the amount of the excess.

          Generally, any expenditures payable by that Company, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Investors, will be charged to only those Investors on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Investors as of the close of the fiscal period during which the items were paid or accrued by a Company.

Reserves

          Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Investors for contingent liabilities as of the date the contingent liabilities become known to a Company. Reserves will be in such amounts (subject to increase or reduction) that a Company may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those Investors who are Investors at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Investors, the amount of the reserve, increase or decrease shall instead be charged or credited to those Investors who were Investors at the time, as determined by each Company, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Voting

          Each Investor will have the right to cast a number of votes based on the value of the Investor's capital account relative to the value of the capital accounts of all Investors at any meeting of Investors called by the Board or Investors holding at least a majority of the total number of votes eligible to be cast by all Investors. Investors will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the election of Directors, the approval of the Investment Management Agreement and the approval of each Company's independent auditors, in each case to the extent that voting by shareholders is required by the 1940 Act. Except for the exercise of their voting rights, Investors will not be entitled to participate in the management or control of each Company's business, and may not act for or bind each Company.


                                   BROKERAGE

          Each Portfolio Manager is responsible for selection of brokers to execute each Company's portfolio transactions. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

          In selecting brokers and dealers to execute transactions on behalf of an Investment Fund or Portfolio Account, each Portfolio Manager generally will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Portfolio Manager generally will seek reasonably competitive commission rates, a Portfolio Manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Managers will typically have no


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obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Portfolio Managers with respect to Investment Funds may vary and will be governed by each Investment Fund's organizational documents.

          Consistent with the principle of seeking best price and execution, a Portfolio Manager may place orders for an Investment Fund or Portfolio Account with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Managers or their affiliates in providing services to clients other than the Investment Funds and the Portfolio Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Portfolio Manager in connection with the Investment Fund or Portfolio Account it manages. Conversely, the information provided to a Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager or its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to the Investment Fund or a Portfolio Account.

          It is anticipated that Portfolio Managers (including each Portfolio Manager retained to manage a Portfolio Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Sub-Adviser to the extent it places transactions for a Company. However, certain Portfolio Managers (other than those managing Portfolio Accounts) may have policies that permit the use of brokerage commissions of an Investment Fund to obtain products or services that are not research related and that may benefit the Portfolio Manager.


                                 TAX TREATMENT

          Classification of each Company. Each Company has received an opinion of Sidley Austin Brown & Wood LLP, counsel to each Company, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, each Company will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in each Company will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). A Company may not be eligible for any of those safe harbors. In particular, a Company will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if it has more than 100 Investors.

          The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in


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


this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Sidley Austin Brown & Wood LLP also has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of each Company as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the interests in each Company will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that each Company will not be treated as a publicly traded partnership taxable as a corporation.

          Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that a Company should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by that Company; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Investors to the extent of the current or accumulated earnings and profits of that Company; and Investors would not be entitled to report profits or losses realized by that Company.

          UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF EACH COMPANY, AND THOSE INDIRECTLY ATTRIBUTABLE TO EACH COMPANY AS A RESULT OF IT BEING AN INVESTOR IN AN INVESTMENT FUND.

          As a partnership, a Company is not itself subject to Federal income tax. Each Company files an annual partnership information return with the Service that reports the results of operations. Each Investor is required to report separately on its income tax return its distributive share of a Company's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Investor is taxed on its distributive share of a Company's taxable income and gain regardless of whether it has received or will receive a distribution from that Company. For a more detailed discussion of certain aspects of the income taxation of each Company and its investments under Federal and State law, see "Tax Aspects" in the Statement of Additional Information.


                         ACCOUNTANTS AND LEGAL COUNSEL

          Ernst & Young serves as the independent auditors of each Company. Its principal business address is 2001 Market Street, Philadelphia, Pennsylvania 19103.

          Sidley Austin Brown & Wood LLP serves as legal counsel to each Company. The firm also serves as legal counsel to the Adviser and its affiliates with respect to certain matters.


                           SUMMARY OF LLC AGREEMENTS

          The following is a summary description of additional items and of select provisions of the Operating Agreement with respect to each Company that are not described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Operating Agreements contained in Appendix B to this Prospectus.


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


Liability Of Investors

          Investors in each Company will be Investors of a limited liability company as provided under Illinois law. Under Illinois law and the Operating Agreement applicable to each Company, an Investor will not be liable for the debts, obligations or liabilities of a Company solely by reason of being an Investor, except that the Investor may be obligated to make capital contributions to a Company pursuant to the Operating Agreement and to repay any funds wrongfully distributed to the Investor. An Investor may be required to contribute to a Company, whether before or after a Company's dissolution or after the Investor ceases to be an Investor, such amounts as a Company deems necessary to meet a Company's debts, obligations or liabilities (not to exceed for any Investor, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Investor's Interest and any other amounts received by the Investor from a Company during or after the fiscal year to which any debt, obligation or liability of a Company is incurred).

Duty Of Care

          The Operating Agreement of each Company provides that none of the Directors, the Adviser, nor the Sub-Adviser (including certain of their affiliates, among others) shall be liable to a Company or any of the Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Operating Agreement of each Company also contains provisions for the indemnification, to the extent permitted by law, of the Directors by a Company, but not by the Investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of a Company. A Director will not be personally liable to any Investor for the repayment of any balance in such Investor's capital account or for contributions by such Investor to the capital of a Company or by reason of any change in the Federal, state or local income tax laws applicable to a Company or its Investors. The rights of indemnification and exculpation provided under the Operating Agreement of each Company do not provide for indemnification of a Director for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Power Of Attorney

          By purchasing an Interest and by signing the applicable Operating Agreement (which each Investor will do by virtue of signing the Investor certification form attached to the Prospectus as Appendix A), each Investor will appoint the Adviser and each of the Directors his or her attorneys-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of a Company as a limited liability company under Illinois law or signing all instruments effecting authorized changes in a Company or the Operating Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of a Company.

          The power-of-attorney granted in each Operating Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Directors and as such is irrevocable and continues in effect until all of such Investor's Interest has been withdrawn pursuant to a repurchase or redemption of the Interest or a transfer to one or more transferees that have been approved by the Board for admission to a Company as substitute Investors.

Term, Dissolution And Liquidation

          Each Company will be dissolved:


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


                    o upon the affirmative vote to dissolve a Company by (1)
               the Board or (2) Investors holding at least two-thirds of the total number of votes eligible to be cast by all Investors;

                    o upon the expiration of any two-year period that
               commences on the date on which any Investor has submitted a written notice to the Company requesting the repurchase of its entire Interest, in accordance with the Operating Agreement, if the Company has not repurchased the Investor's Interest;

                    o upon the failure of Investors to elect successor
               Directors at a meeting called by the Adviser when no Director remains to continue the business of the Company; or

                    o as required by operation of law.

          Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function), is charged with winding up the affairs of a Company and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the Prospectus under "Capital Accounts -- Allocation of Net Profits and Losses; Allocation of Offering Costs."

          Upon the dissolution of a Company, its assets are to be distributed
(i) first to satisfy the debts, liabilities and obligations of a Company, other than debts to Investors, including actual or anticipated liquidation expenses, (ii) next to satisfy debts, liabilities and obligations owing to the Investors, and (iii) finally to the Investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.


                                  FISCAL YEAR

          Each Company's fiscal year is the 12-month period ending on March
31.


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